This is filed pursuant to Rule 497(e).
THE ALLIANCE STOCK FUNDS - ALLIANCE HEALTH CARE FUND File Numbers: 333-77953
                                                                   811-09329
ALLIANCE CAPITAL [LOGO] (R)

                                            THE ALLIANCE STOCK FUNDS
                                            -  ALLIANCE HEALTH CARE FUND
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         Supplement dated May 28, 2002 to the Statement of Additional
Information, dated November 1, 2001 and as amended February 1, 2002, of Alliance Health Care Fund, Inc. (the "Fund").

         On May 20, 2002, the Board of Directors of the Fund approved the elimination of the Fund's non-fundamental investment policy, prohibiting investment in the securities of any single issuer if immediately after and as a result of such investment more than 10% of the total net assets of the Fund would consist of securities of such issuer. This non-fundamental investment policy was more restrictive than required by the Investment Company Act of 1940 (the "1940 Act"). Alliance Capital Management L.P., the Fund's investment adviser, recommended that the Board of Directors of the Fund eliminate this non-fundamental investment policy in response to recent changes in the composition of the S&P Healthcare Index, the Fund's benchmark index. Since the Fund's inception, the S&P Healthcare Index has become more concentrated, with certain significant health care companies, such as Pfizer and Johnson & Johnson, now comprising more than 10% of the Index.

         As a result of the elimination of the non-fundamental investment policy, the Fund will have the ability to invest more than 10% of its total net assets in these significant health care companies. Notwithstanding the elimination of this non-fundamental investment policy, the Fund remains a diversified investment company under the 1940 Act, which requires that, with respect to 75% of its total assets, the Fund will invest no more than 5% of its assets in any one issuer. As a result, it is only with respect to 25% of the Fund's total assets that the Fund may invest more than 5% of its assets in any one issuer.

         You should retain this Supplement for future reference.
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 (R) This is a registered mark used under license from the owner, Alliance
Capital Management L.P.



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